WBI BullBear Global Income ETF
Schedule of Investments
September 30, 2022 (Unaudited)

Shares/Amount	Security Description	Value
	SHORT TERM INVESTMENT - 100.2%
7,273,521	U.S. Bank Money Market Deposit Account, 1.50%	$7,273,521
	TOTAL SHORT TERM INVESETMENT (Cost $7,273,521)	7,273,521

	TOTAL INVESTMENTS - 100.2% (Cost $7,273,521)	7,273,521
	Liabilities in Excess of Other Assets - (0.2)%	(11,290)
	NET ASSETS - 100.0%	$7,262,231

The accompanying notes are an integral part of these schedules of investments.